PROMISSORY NOTE

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 Principal   Loan Date    Maturity   Loan No   Call   Collateral  Account  Officer  Initials
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
$900,000.00  08-21-1997  08-21-1999  9008949              208     9008949   gs196
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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Borrower: Colonial Downs Holdings, Inc.     Lender: Citizens and Farmers Bank
          3610 North Court House Road               Administratlon
          Providence Forge, VA 23140                P. O. Box 391
                                                    802 Main Street
                                                    West Point, VA 23181

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                                IMPORTANT NOTICE


THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGEMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGEMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.


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Principal Amount: $900,000.00 Date of Note: August 21, 1997

PROMISE TO PAY. Colonial Downs Holdings, Inc. ("Borrower") promises to pay to Citizens and Farmers Bank ("Lender"), or order, in lawful money ot the Untted States ot America, the principal amount ot Ntne Hundred Thousand & 00/100 Dollars (S900,000.00), together with interest on the unpaid principal balance from August 21, 1997, until paid in full.

PAYMENT. SubJect to any payment changes resulting trom changes in the Index, Borrower will pay this loan in accordance with the following payment schedule:

        23 consecutive monthly principal payments ol S15,000.00 each, beginning September 21, 1997, with Interest calculated on the unpaid principal balances at an Interest rate ot 1.000 percenbge points over the Index described below; 23 consecutive monthly Interest payments, beginning September 21, 1997, with Interest calculated on the unpaid prtacipal balances at an interest rate ot
1.000 percentage points over the Index described below, and 1 prlocipal and Interest payment In the Initlal amount ot S559,540.21 on August 21, 1999, with Interest calculated on the unpaid prlacipal balances at an Interest rate ot
1.000 percentage polots over the Index described below. This estimated final payment Is based on the assumption thst all payments will be made exactly as scheduled and that the Index does not change; the actual flnal payment will be tor all principal and accrued Interest not yet paid, together with any other unpaid amounts under this Note.

Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in wnting. Uniess otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collechon costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Pnme rate as published in the Wall Street Journal (the ~Indexn). The Index is not necessanly the lowest rate charged by Lender on its loans. If the Index becomes unavailable dunog the term of this loan, Lender may designate a substitute index after notice to Bonrower. Lender will tell 8Onrower the current Index rate upon Bonrower's request. Borrower understands that Lender may make loans based on other rates as weli. The interest rate change will not occur more often than each time Wall Street Journal Pnme Rate changes. The Index currently Is 8.500% per annum. The Interest rate or rstes to be applied to the unpaid prtncipal balance ot tints Note will be the rate or rates set forth above in the "Payment" section. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Bonrower's payments to ensure Borrower's loan will pay off by its onginal final matunty date, (b) increase Bonrower's payments to cover accruing interest, (c) increase the number of Bonrower's payments, and (d) continue Bonrower's payments at the same amount and increase Bonrower's final payment.

PREPAYMENT; MINIMUM INTEREST CHARGE. Bonower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Bonower understands that Lender is entiHed to a mintmum interest charge ot S25.00. Cther than Bonower's obligation to pay any minimum interest charge, Bonower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in wndng, relieve Bonower of Bonower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the pnncipal balance due and may result in Bonower making fewer payments.

LATE CHARGE. If a payment is 7 days or more late, Bonower will be charged 5.000% ot the unpaid portton of the regularly scheduled payment or S1.00, whtchever is greater.

DEFAULT. Bonower will be in default if any of the following happens: (a) Bonower fails to make any payment when due. (b) Bonower breaks any promise Bonower has made to Lender, or Bonower fails to comply with or to perform when due any other term, obligation, covenant, or condihon contained in this Note or any agreement related to this Note, or in any other agreement or loan Bonower has with Lender.
(c) Borrower defaults under any loan, extension of credit, secunty agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may matenally affect any of Bonower's property or Bonower's ability to repay this Note or perform Bonower's obligahons under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Bonower or on Bonower's behalf is false or misleading in any matenal respect either now or at the hme made or furnished. (e) Bonower becomes insolvent, a receiver is appointed for any part of Bonower's property, Bonower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Bonower or against Bonower under any bankruptcy or insolvency laws. (f) Any creditor tnes to take any of Bonower's property on or in which Lender has a lien or secunty interest. This ir~cludes a garnishment of any of Bonower's accounts with Lender. (9) Any guarantor dies or any of the other events descnbed in this default sechon - -.curs with respect to any guarantor of this Note. (h) A material adverse change occurs in Bonower's financial conditiorl, or Lender believes the ~spect of payment or performance of the Indebtedness is impaired.

RIDER'S RlGHTS. Upon default, Lender may declare the entire unpaid pnocipal balance on this Note and all accrued unpaid interest, together with !her applicable fees, costs and charges, if any, immediately due and payable, without notice, and then Bonower will pay that amount. Upon

        .It, including failure to pay upon final matunty, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate o,. - Note by 4.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law. Furthermore, subject to any limit~ ~der applicable law, upon default, Bonower also agrees to pay Lender's attorneys, fees, and all of Lender's other collechon expenses, whether or not . -? is a lawsuit and including without limitation legal expenses for bankruptcy proceedings. This Note shall be governed by, construed and forcea accordance with the laws of the Commonweaith of Virginia. Lender and Bonower hereby waive the nght to any jury tnal in any achon, ~eea~- ar counterclaim brought by either party against the other.

08-21-1997                     PROMISSORY NOTE                            Page 2
Loan No 9008949                  (Continued)

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CONFESSION OF JUDGMENT. Upon a default in payment of the Indebtedness at maturity, whether by acceleration or otherwise, Bonrower hereby irrevocably authorizes and empowers James H. Hudson, lil as Bonower's attorney-in-fact to appear in the King William County clerk's offlce and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an offlcer of Lender setting forth the amount then due, plus attorneys'fees as provided in this Note, plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidav~t, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Bonower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing wanant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Note have been paid in full.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of 525.00 if Bonower makes a payment on Borrower's loan and the check or preauthonzed charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Bonower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's nght, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a secunty interest would be prohibited by law. Bonower authonzes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by a Secunty Agreement from Colonial Downs Holdings, Inc. and Colonial Downs, L.P. to Lender dated August 21, 1997 on a lighting system which is more fully described in the Security Agreement.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. Ail such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the mod)fication is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Colonial Downs Holdings, Inc.
By: BORROWER:

Colonial Downs Holdings, Inc.


By:  /s/ O. James Peterson, III     [SEAL]
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     O. James Peterson, III, President